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                                                                  Exhibit 99.1



 VASO ACTIVE PHARMACEUTICALS ANNOUNCES SUSPENSION OF TRADING OF ITS COMMON STOCK
     AND ADVISES THAT ITS PUBLIC REPORTS AND CERTAIN OTHER PUBLICLY RELEASED
      INFORMATION SHOULD NOT BE RELIED UPON AND IT HAS DETERMINED TO CAUSE
                    ITS SECURITIES TO BE REMOVED FROM NASDAQ


         DANVERS, Mass.--(BUSINESS WIRE)--April 7, 2004--Vaso Active Pharmaceuticals, Inc. (NasdaqSC: VAPH) today announced that the U.S. Securities and Exchange Commission (the "Commission") temporarily suspended trading of the securities of Vaso Active Pharmaceuticals, Inc. ("VAPH"), effective 9:30 a.m. on April 1, 2004. The suspension, by its terms, terminates at 11:59 p.m. on April 15, 2004. The Commission also stated that it temporarily suspended trading in the securities of the Company because of questions regarding the accuracy of assertions by the Company and by others, in press releases, its annual report, its registration statement and public statements to investors concerning, among other things: (1) the U.S. Food and Drug Administration ("FDA") approval of certain key products, and (2) the regulatory consequences of the future application of their primary product. The Commission cautioned broker-dealers, shareholders, and prospective purchasers that they should carefully consider the foregoing information along with all other currently available information and any information subsequently issued by the Company. Further, the Commission advised that brokers and dealers should be alert to the fact that, pursuant to Rule 15c2-11 under the Securities Exchange Act of 1934 (the "Exchange Act"), at the termination of the trading suspension, no quotation may be entered unless and until they have strictly complied with all of the provisions of the rule. A copy of the full text of the Commission release, announcing the trading suspension, may be found at the following hyperlink: http://www.sec.gov/litigation/suspensions/34-49513.htm

         On April 5, 2004, representatives of the Company, together with newly retained special securities counsel and newly retained FDA counsel, met with the Staff of the Commission (the "Staff") for the purpose of discussing the concerns that led to the suspension of trading of the Company's securities. During that meeting, the Company stated its intention to review its public disclosure, press releases and other public statements and to take whatever remedial action may be appropriate. It also represented that it would diligently seek to clarify the status of its products under current FDA regulations, would issue disclosure regarding the FDA regulation of its activities and products and the results of its dialogue with the FDA, and would endeavor to resolve on a timely basis any concerns communicated by the Staff. The Staff stated that it had been authorized by the Commission to seek injunctive relief against the Company, articulated the concerns that gave rise to the suspension of trading, and informally requested that the Company provide certain information to the Staff. The Company agreed to cooperate with the Staff, committed to review its disclosure promptly and committed to take any remedial action that may be required

         The Company cannot predict what, if any, actions may be taken by the Commission; nor is the Company aware whether the FDA is contemplating any action against the Company. The Company, through counsel, intends to commence dialogue with the FDA promptly to address any FDA concerns.

         Due to the ongoing nature of this matter, the Company is unable to assess definitively its impact, except that the Company has committed not to sell its products until this matter has been concluded to the satisfaction of the Commission. The commitment to refrain from selling the Company's products may have a material adverse impact on the Company. The Company will make public announcements and will file public reports with the Commission, when appropriate, including a complete description of regulations applicable to the Company's products and operations, as well as disclosure regarding the status of its products under applicable FDA regulations. No estimate can be given as to the date when the Company's efforts to revise its disclosure will be completed; nor can any estimate be given as to the date



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when its securities will resume trading. However, the Company is reasonably certain that the necessary disclosures and filings will not be made prior to the termination of the current trading suspension, and, therefore, the Company believes that its securities will not be able to be traded at that time. The Company will not seek to have its securities resume trading until it is reasonably comfortable that the concerns that gave rise to the trading suspension have been satisfactorily resolved.

         By letter dated April 2, 2004, the Nasdaq Listing Investigations department of The Nasdaq Stock Market, Inc. ("Nasdaq") notified the Company that it commenced an inquiry to ensure the Company's ongoing compliance with Nasdaq's inclusion requirements and requested certain information from the Company. The letter further disclosed that after review of the information provided by the Company, Nasdaq could take any action that may be appropriate under its Marketplace Rules including removal of the Company's securities from Nasdaq. In view of the substantial administrative and cash burdens being borne by the Company at this time, the Company has determined that it is in the best interest of shareholders to voluntarily cause its shares to be removed from Nasdaq so that the Company can focus its attention and resources on addressing the other issues addressed in this press release. The Company has been informed that its securities will be delisted, effective the opening of the markets on Thursday, April 8, 2004. At an appropriate time, the Company will seek to cause its securities to be quoted on an exchange, Nasdaq or an automated quotation system. There can be no assurance that the Company will be successful.

         THE COMPANY URGES INVESTORS NOT TO RELY ON THE COMPANY'S EXISTING REPORTS FILED PURSUANT TO THE EXCHANGE ACT, NOR ON ANY ANNOUNCEMENTS, PRESS RELEASES OR PUBLIC STATEMENTS ISSUED BY IT OR OTHERS RELATING TO ITS FINANCIAL CONDITION, RESULTS OF OPERATIONS OR ITS BUSINESS OR PRODUCTS GENERALLY, OR ANY EARNINGS GUIDANCE PREVIOUSLY RELEASED BY THE COMPANY. THE COMPANY FURTHER URGES INVESTORS TO REFRAIN FROM TRADING IN THE COMPANY'S SECURITIES UNTIL THE COMPANY PROVIDES FORMAL GUIDANCE THAT THE CONCERNS THAT ARE THE SUBJECT OF THIS RELEASE HAVE BEEN FULLY ADDRESSED.

FORWARD-LOOKING STATEMENTS

         Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Such risks include the suspension of sales of its products and the trading of its securities, the ability to cause its securities to be listed on an exchange, Nasdaq or an automated quotation system in the future, as well as questions concerning applicability of FDA regulations to the Company's products and business, and the implications thereof. Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here; however, readers should review carefully reports or documents the Company hereafter files with the Commission.

Contact:
Matt Carter
Vaso Active Pharmaceuticals
978-750-1991 x28
mcarter@vasoactive.us